Exhibit 99.2

The Boeing Company Corporate Governance Principles

In order to help shareholders understand the roles and responsibilities of the Board of Directors and the Company’s governance practices, the following is a description of the Company’s corporate governance principles and current practices. The Governance, Organization and Nominating Committee reviews these practices regularly.

Responsibilities of the Board

Role of the Board

The Company’s business is conducted by its employees, managers and corporate officers led by the Chief Executive Officer (“CEO”), with oversight from the Board. The Board selects the CEO and works with the CEO to elect/appoint other corporate officers who are charged with managing the business of the Company. The Board has the responsibility of overseeing, counseling and directing the corporate officers to ensure that the long-term interests of the Company and its shareholders are being served. The Board and the corporate officers recognize that the long-term interests of the Company and its shareholders are advanced when they take into account the concerns of employees, customers, suppliers and communities.

Board Responsibilities

The basic responsibility of the directors is to exercise their reasonable business judgment on behalf of the Company. In discharging this obligation, directors rely on, among other things, the Company’s corporate officers, outside advisors and auditors.

The Board’s general oversight responsibilities include, but are not limited to, the following: (1) evaluate the CEO’s performance and review the Company’s succession plan for the CEO and other elected officers; (2) review the long-range business plans of the Company and monitor performance relative to achievement of those plans; (3) consider long-range strategic issues and risks to the Company; and (4) approve policies of corporate conduct that continue to promote and maintain the integrity of the Company. In addition, the Board shall be knowledgeable about the content and operation of Boeing’s ethics and compliance program, and shall exercise reasonable oversight with respect to its implementation and effectiveness.

CEO Performance Evaluation

At the end of each year, the CEO presents his performance objectives for the upcoming year to the nonemployee directors for their approval. The nonemployee directors then meet privately to discuss the CEO’s performance for the current year against his current performance objectives; they review that evaluation with the CEO. The Compensation Committee uses this performance evaluation in the course of its deliberations when considering the CEO’s compensation in accordance with the policies and procedures in that Committee’s charter.

CEO and Management Succession

The Board views CEO selection and management succession as one of its most important responsibilities. The CEO reports annually to the Governance, Organization and Nominating Committee on planning for CEO succession. The Board also reviews and monitors the plan of succession for elected officers. When succession of the CEO occurs, this Committee manages the process of identifying and selecting the new CEO with the full participation of each of the nonemployee directors.

It has been the policy of the Company that the Board should determine whether the positions of CEO and Chairman should be held by the same person. The Board believes that it is in the best interests of the Company to make such a determination when it elects a new CEO. Because the CEO currently holds the position of Chairman, the Board has appointed a lead director.

Ethics and Conflicts of Interest

The Board expects the directors, officers and employees to act ethically at all times and acknowledge their adherence to the policies comprising the Company’s codes of ethical conduct. Shareholders may access a copy of each code of ethical conduct on the Company’s web site at www.boeing.com/corp-gov/. The Board will promptly disclose any waivers from the Company’s Code of Ethical Business Conduct, which applies to the Board. If an actual or potential conflict of interest arises for a director, the director shall promptly inform the Chairman of the Board or the Chairperson of the Governance, Organization and Nominating Committee. All directors will recuse themselves from any discussion or decision affecting their personal, business or professional interests. If the Board exercises its right to grant a waiver from the Company’s code of Ethical Conduct for any officer or other employee, such waiver shall also be promptly disclosed. The Company shall not, directly or indirectly, extend or maintain credit, arrange for or renew an extension of credit in the form of a personal loan to or for any director or executive officer.

Board’s Interaction With Stakeholders

The CEO and other corporate officers are responsible for establishing effective communications with the Company’s stakeholders, including shareholders, customers, communities, employees, suppliers, creditors, governments and corporate partners. It is the policy of the Board that management speaks for the Company. This policy, however, does not preclude independent directors from meeting with stakeholders, but it is the norm that, where appropriate, directors notify and consult with management before any such meetings.

Board Composition

Board Size and Composition

At least 75% of the Board shall meet the NYSE criteria for independence or be non-employee directors. Shareholders may access a copy of the Company’s Director Independence Standards on the Company’s website at www.boeing.com/corp-gov/. The Governance, Organization and Nominating Committee reviews annually the appropriate skills and characteristics required of Board members in light of the current make-up of the Board. This assessment includes issues of expertise (including international experience and industry background), independence, integrity, diversity and age, as well as skills relating to operations, manufacturing, finance, marketing, technology and public policy. The Committee has not established specific minimum eligibility requirements for Board members other than integrity, the commitment to act in the best interests of all shareholders, requirements relating to age and ensuring that a substantial majority of the Board remains independent.

Selection of Directors

The shareholders of the Company vote on the nominees, as proposed by the Board, for election as directors at the annual meeting of shareholders. Shareholders may propose director nominees in accordance with the procedures set forth in the Company’s By-Laws and the charter of the Governance, Organization and Nominating Committee. The screening process for nominees is handled by the Governance, Organization and Nominating Committee in accordance with the policies and principles in its charter with direct input from the other directors. Between the annual meeting of shareholders, the Board has authority under the By-Laws to fill vacant positions and to determine in which class that director should be placed.

Effect of a Failure to Receive a Majority of the Votes in Director Elections.

In accordance with the Company’s By-Laws, if none of the Company’s shareholders provides the Company notice of an intention to nominate one or more candidates to compete with the Board’s nominees in a director election, or if the Company’s shareholders have withdrawn all such nominations on or prior to the tenth day preceding the date the Company mails its notice of meeting to shareholders, a nominee must receive more votes cast for than against his or her election or re-election in order to be elected or re-elected to the Board. The Board shall nominate for re-election as directors only incumbent candidates who tender, prior to the mailing of the proxy statement for the annual meeting at which they are to be re-elected as directors, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at any annual meeting at which they are nominated for re-election and (ii) Board acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who tender, at or prior to the time of their appointment to the Board, the same form of resignation tendered by other directors in accordance with this Guideline.

The Governance, Organization and Nominating Committee (or such other committee as the Board may appoint) shall make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board shall act on the tendered resignation, taking into account the recommendation of such committee, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation within ninety days from the date of the certification of the election results. The committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant, including whether the acceptance of any resignation would cause the Company to fail to comply with any requirement of the New York Stock Exchange or any rule or regulation promulgated under the Securities Exchange Act of 1934. The director whose resignation is under consideration shall not participate in the recommendation of the committee with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board, the director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

Lead Director

The Board has selected an independent director to serve as Lead Director. The Lead Director is elected annually by a majority of the independent directors upon a recommendation from the Governance, Organization and Nominating Committee. The responsibilities of the Lead Director can be accessed on the Company’s website at www.boeing.com/corp-gov/. Shareholders may communicate with the Lead Director by writing to the Office of the Corporate Secretary, Boeing Corporate Headquarters, 100 North Riverside Plaza, 311Al, MC 5003-1001, Chicago, Illinois 60606-1596.

Outside Board Memberships

The CEO and other elected officers must seek the approval of the Governance, Organization and Nominating Committee before accepting outside board memberships with for-profit entities. While the Company acknowledges the value in having directors and officers with significant experience in other businesses and activities, each director is expected to ensure that other commitments, including outside board memberships, do not interfere with their duties and responsibilities as a member of the Company’s Board. Directors should notify the Governance, Organization and Nominating Committee before accepting an invitation to serve on another board to enable the Company to consider whether (1) any regulatory issues or potential conflicts are raised by the director accepting such an invitation and (2) the director will have the time required for preparation, participation and attendance at Board meetings. Directors who also serve as CEOs or in equivalent positions should not serve on more than two boards of public companies in addition to the Company’s Board and other directors should not serve on more than four other boards of public companies in addition to the Board.

Director Retirement

Each nonemployee director must retire at the annual meeting following his or her 72nd birthday. Directors who change the occupation they held when initially elected are expected to offer to resign from the Board. At that time, the Governance, Organization and Nominating Committee reviews the continued appropriateness of Board membership under the new circumstances. Unless waived by the Board, the Board has adopted a policy calling for employee directors, including the CEO, to retire from the Board at the time of a change in his or her status as an officer of the Company.

Director Compensation and Stock Ownership

It is the general policy of the Board that its compensation should be a mix of cash and equity-based compensation with a significant portion of such compensation in the form of the Company’s stock or stock-equivalent units. Nonemployee directors receive a substantial portion of their compensation in deferred stock units, which must be held until retirement or other termination of Board service. The components of director compensation, along with the nonemployee director stock ownership guidelines, are disclosed in the Company’s proxy statement, a copy of which may be accessed on the Company’s website at www.boeing.com/investor_relations/.

The form and amount of director compensation will be determined by the Governance, Organization and Nominating Committee. The Committee regularly reviews and compares the Company’s Board compensation to director compensation at peer companies that are also benchmarks for the Company’s executive compensation program. Independent directors may not receive, directly or indirectly, any consulting, advisory or other compensatory fees from the Company. Directors who are employees of the Company do not receive any compensation for their service as directors.

Board and Committee Meetings

Board Agenda and Meetings

The CEO and the committee chairpersons establish the agendas for Board and committee meetings. The Lead Director shall review the Board and committee agendas, as appropriate. Each director is free to suggest items for the agenda, and each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting. Information and data that are important to the Board’s understanding of the matters to be covered at a Board meeting will be distributed to the directors before the meeting. Directors should review in advance any materials sent to them in order to take part in a meaningful deliberation at the meeting. Directors are expected to attend all Board meetings, as well as the annual meeting of shareholders.

Executive Sessions

The nonemployee directors have the opportunity to meet in executive session to consider such matters as they deem appropriate, without management being present, as a regularly scheduled agenda item for every Board meeting. Among the items that the nonemployee directors meet privately in executive sessions to review is the performance of the CEO and recommendations of the Compensation Committee concerning compensation for employee directors and other elected officers. The Lead Director acts as the chair of the executive sessions of the nonemployee directors.

Director Access to Officers and Employees

Directors have full and free access to officers and employees of the Company.

Committees of the Board

The Board has the following five committees: Audit, Compensation, Finance, Special Programs, and Governance, Organization and Nominating. All members of the Audit, Compensation, and Governance, Organization and Nominating Committees of the Board shall be non-employees and meet the criteria for independence of the NYSE. Chairpersons and members of these five committees are rotated regularly, as appropriate. Members of the Audit Committee regularly meet privately with representatives of Deloitte & Touche LLP, the Company’s independent auditors, and with the Company vice president responsible for carrying out the internal audit function. The Audit Committee shall report to the Board, no less than annually, with respect to the implementation and effectiveness of Boeing’s ethics and compliance program to support the Board’s oversight responsibility.

Each committee has a written charter, approved by the Board, which describes the committee’s general authority and responsibilities. Shareholders may access a copy of each committee charter on the Company’s website at www.boeing.com/corp-gov/. The committee chair reports on the items discussed and actions taken at their meetings to the Board following each committee meeting. Committee materials are provided to the committee members in advance of the meeting so as to allow members time to prepare for a discussion of the items at the meeting. Each committee undertakes an annual review of its charter and works with the Board to make appropriate revisions. The Board may, from time to time, establish and maintain additional committees. Members of the Board’s committees are expected to attend all meetings.

Independent Advice

The Board and its committees may seek legal, financial or other expert advice from a source independent of management.

Confidential Voting

It is the Company’s policy that all proxy, ballot and voting materials that identify the vote of a specific shareholder on any matter submitted for a vote of shareholders will be kept secret from directors and officers of the Company, except (1) when disclosure is required by applicable law or regulation, (2) when a shareholder expressly requests such disclosure, or (3) in a contested proxy solicitation of the shareholder is an employee of the Company or a participant in the Company’s stock fund or one of its retirement, savings or employee stock ownership plans, the information will not be disclosed to management unless clause (1) or (2) above applies.

Board and Committee Performance Evaluation

With the goal of increasing the effectiveness of the Board and its relationship to management, the Governance, Organization and Nominating Committee evaluates the Board’s performance as a whole. The evaluation process, which occurs annually, includes a survey of the individual views of all directors, which are then shared with the full Board. In addition, each of the committees performs a similar annual self-evaluation.

Director Orientation and Continuing Education

All new directors must participate in the Company’s Orientation Program, which should be conducted within six months of election. This orientation will include presentations by senior management to familiarize new directors with the Company’s strategic plans, significant financial, accounting and risk management issues, compliance programs, the Code of Ethical Business Conduct, its principal officers, and internal and independent auditors. In addition, the Orientation Program will include visits to Company headquarters and, to the extent practical, the Company’s significant facilities. A third-party continuing education program will be scheduled in conjunction with Board or committee meetings, as appropriate. In addition, Board members shall receive training on at least an annual basis in conjunction with regularly scheduled Board meetings, on topics relating to corporate governance policies and roles and responsibilities of Board members. Board members shall have at least one annual on-site visit to a Boeing operating unit, familiarizing Board members on operations of that unit and facilitating direct interaction between Board members and operating personnel as appropriate. All directors are also encouraged to attend, at the Company’s expense, director continuing education programs offered by various organizations. The Corporate Secretary will inform the directors of such educational opportunities.

Shareholder Rights Plan

Boeing does not have a shareholder rights plan and has no present intention to adopt one. Subject to its continuing fiduciary duties, which may dictate otherwise depending on the circumstances, the Board shall submit the adoption of any future rights plan to a vote of the shareholders. Any shareholder rights plan adopted without shareholder approval shall be approved by a majority of the independent members of the Board. If the Board adopts a rights plan without prior shareholder approval, the Board shall, within one year, either submit the plan to a vote of the shareholders or redeem the plan or cause it to expire of the rights plan is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Clawback Policy

The Board shall, in all appropriate circumstances, require reimbursement of any annual incentive payment or long-term incentive payment to an executive officer where: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the Securities and Exchange Commission; (2) the Board determines the executive engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement; and (3) a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Company will, to the extent practicable, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results. For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.